UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

F-STAR THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eddeva B920 Babraham Research Campus

Cambridge, United Kingdom

CB22 3AT

(Address of principal executive offices)

+44-1223-497400

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	FSTX	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 4 to Merger Agreement with invoX Pharma

On December 30, 2022, F-star Therapeutics, Inc., a Delaware corporation (the “Company”), invoX Pharma Limited, a private limited company organized under the laws of England and Wales (“Parent”) and Fennec Acquisition Incorporated, a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser” and together with the Company and Parent, the “Parties”), entered into Amendment No. 4 (“Amendment No. 4”) to the Agreement and Plan of Merger, dated as of June 22, 2022, and as amended, by and among the Parties and Sino Biopharmaceutical Limited, a company organized under the laws of the Cayman Islands, as “Guarantor” (the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K without being defined herein shall have the same meanings ascribed to them in the Merger Agreement.

Amendment No. 4 extends the End Date of the Merger Agreement from one minute past 11:59 p.m., Eastern Time, on December 30, 2022 to one minute past 11:59 p.m., Eastern Time, on January 31, 2023. The purpose of the Amendment No. 4 is to provide the Parties with additional time to address the Foreign Investment Condition of the Offer, in view of the previously disclosed interim order of the Committee on Foreign Investment in the United States (“CFIUS”). The Parties continue to engage with CFIUS to help facilitate its review of the proposed Transactions. CFIUS has confirmed to the Parties that it has determined that mitigation measures would be available and in discussions with the Parties indicated a draft National Security Agreement setting forth such mitigation measure would be sent to the Parties. Amendment No. 4 also makes certain other related amendments, as further described in the exhibit attached hereto.

Other than as expressly modified pursuant to Amendment No. 4, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on June 23, 2022, remains in full force and effect as originally executed on June 22, 2022, as amended. The foregoing description of Amendment No. 4 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 4 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01	Other Events

Extension of Tender Offer Until January 17, 2023

On December 30, 2022, Purchaser, Parent and Guarantor extended the Offer to 5:00 p.m., Eastern Time, on January 17, 2023, unless further extended. The Offer was previously set to expire at 5:00 p.m., Eastern Time, on December 30, 2022.

Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements are generally identified by the words “expects”, “anticipates”, “believes”, “intends”, “estimates”, “plans”, “will be” and similar expressions. These forward-looking statements include, without limitation, statements related to the consummation of the acquisition of the Company, the availability of mitigation measures and other statements that are not historical facts. These forward-looking statements are based on Parent’s and the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the parties’ ability to complete the transaction on the proposed terms and schedule; whether sufficient stockholders of the Company tender their shares in the Transaction; whether the parties can address the concerns raised by CFIUS sufficiently to enable the interim order to be revoked or terminated, or to otherwise permit the closing of the transaction or the equity investment provided for in the Merger Agreement in the event of certain terminations related to the Foreign Investment Condition; whether the Parties and CFIUS will be able to agree on terms for a National Security Agreement; the possibility that some of the Offer conditions will not be satisfied or waived by Parent, to the extent waiveable, by the Expiration Date; and other risks related to the Company’s business detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2022 and September 30, 2022. The Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events or changes in their expectations, except as required by law.

Additional Information and Where to Find It

A tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, was filed with the SEC by invoX and Purchaser, and a Solicitation / Recommendation Statement on Schedule 14D-9 was filed with the SEC by the Company. The offer to purchase shares of Company common stock is being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION / RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR COMMON STOCK, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the Offer, which is named in the tender offer statement. Investors may also obtain, at no charge, the documents filed or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.f-star.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 4 to Agreement and Plan of Merger, dated December 30, 2022 (incorporated by reference to Exhibit (d)(12) to the Schedule TO/A filed by Guarantor, Parent and Purchaser on December 30, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F-STAR THERAPEUTICS, INC.

Date: December 30, 2022	/s/ Darlene Deptula-Hicks
	Name:	Darlene Deptula-Hicks
	Title:	Chief Financial Officer